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                               POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints Scott A. Schuff, acting individually or in his capacity as an officer of Schuff Acquisition Corp., an Arizona corporation, as the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for the undersigned and in the undersigned's name, place, and stead and on the undersigned's behalf, in any and all capacities, to sign any Schedule 13D, 13G, or 13E-3 and any and all amendments thereto and any other document relating thereto (including any joint filing agreement) (each a "Filing"), relating to(a) the undersigned's beneficial ownership (direct or indirect) of any securities it may be deemed to beneficially own, and (b) the Rule 13e-3 transaction described in that certain Schedule TO filed by SAC with the Securities and Exchange Commission on April 30, 2004, and to file on the undersigned's behalf any such Filings required to be filed pursuant to the United States Securities Exchange Act of 1934, as amended, with the United States Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

May 11, 2004

                                               SCHUFF ACQUISITION CORP., an
                                               Arizona corporation

                                               By:/s/ Scott A. Schuff
                                               ____________________________
                                               Scott A. Schuff, President


                                               /s/ David A. Schuff
                                               ____________________________
                                               David A. Schuff


                                               /s/ Scott A. Schuff
                                               ____________________________
                                               Scott A. Schuff

                                               SCHUFF FAMILY TRUST U/T/A
                                               dated June 28, 1983, as amended

                                               By:/s/ David A. Schuff
                                               _______________________________
                                               David A. Schuff, Trustee


                                               SCOTT A. SCHUFF FAMILY
                                               TRUST U/T/A dated March 12, 1992,
                                               as amended

                                               By:/s/ Scott A. Schuff
                                               _______________________________
                                               Scott A. Schuff, Trustee


                                               SCOTT SCHUFF IRREVOCABLE
                                               TRUST U/T/A dated December 31,
                                               1996

                                               By: Scott A. Schuff
                                               ________________________________
                                               Scott A. Schuff, Trustee


                                               SCHUFF IRREVOCABLE TRUST U/T/A
                                               dated December 31, 1996

                                               By:/s/ David A. Schuff
                                               _______________________________
                                               David A. Schuff, Trustee


                                               19th AVENUE/BUCHANAN LIMITED
                                               PARTNERSHIP, an Arizona limited
                                               partnership

                                               By:/s/ Scott A. Schuff
                                               _________________________________
                                               Scott A. Schuff, General Partner